EXHIBIT 10.5










                           DEFERRED COMPENSATION PLAN
                              FOR THE DIRECTORS OF
                            PHELPS DODGE CORPORATION

                                TABLE OF CONTENTS



ARTICLE I - PREAMBLE

ARTICLE II - DEFINITIONS
         2.1    DEFINITIONS
         2.2    CONSTRUCTION

ARTICLE III - ELIGIBILITY
         3.1    SELECTION OF PARTICIPANTS
         3.2    PARTICIPATION AGREEMENT
         3.3    REVISED PARTICIPATION AGREEMENTS

ARTICLE IV - CONTRIBUTIONS
         4.1    PARTICIPANT CONTRIBUTIONS

ARTICLE V - ACCELERATION OF BENEFITS
         5.1    ACCELERATION OF BENEFITS

ARTICLE VI - CREDITING OF CONTRIBUTIONS AND EARNINGS
         6.1    TRANSFER TO TRUSTEE; ALLOCATION OF CONTRIBUTIONS
         6.2    INVESTMENT EARNINGS OR LOSSES
         6.3    INVESTMENT DIRECTION
         6.4    COMPANY STOCK FUND

ARTICLE VII - VESTING
         7.1    VESTING

ARTICLE VIII - PAYMENT OF BENEFITS
         8.1    TIME OF PAYMENT
         8.2    METHOD OF PAYMENT
         8.3    BENEFICIARY DESIGNATIONS

ARTICLE IX - ADMINISTRATION OF THE PLAN
         9.1    ADOPTION OF TRUST
         9.2    POWERS OF THE PLAN ADMINISTRATOR
         9.3    CREATION OF COMMITTEE
         9.4    CHAIRMAN AND SECRETARY
         9.5    APPOINTMENT OF AGENTS
         9.6    MARJORITY VOTE AND EXECUTION OF INSTRUMENTS
         9.7    ALLOCATION OF RESPONSIBILITIES
         9.8    CONFLICT OF INTEREST
         9.9    ACTION TAKEN BY COMPANY
         9.10   DELEGATIONS OF AUTHORITY
         9.11   INDEMNIFICATION

ARTICLE X - CLAIMS REVIEW PROCEDURE
         10.1   CLAIMS
         10.2   APPEALS

ARTICLE XI - LIMITATION ON ASSIGNMENT; PAYMENTS TO LEGALLY
   INCOMPETENT DISTRIBUTEE; CORRECTIONS
         11.1   ANTI-ALIENATION CLAUSE
         11.2   PERMITTED ARRANGEMENTS
         11.3   PAYMENT TO MINOR OR INCOMPETENT
         11.4   UNDERPAYMENT OR OVERPAYMENT OF BENEFITS

ARTICLE XII - AMENDMENT, MERGER AND TERMINATION
         12.1   AMENDMENT
         12.2   MERGER OR CONSOLIDATION OF COMPANY
         12.3   TERMINATION OF PLAN OR DISCONTINUANCE OF
                CONTRIBUTIONS

ARTICLE XIII - GENERAL PROVISIONS
         13.1   LIMITATION ON PARTICIPANTS' RIGHTS
         13.2   STATUS OF PARTICIPANTS AS UNSECURED CREDITORS
         13.3   STATUS OF TRUST FUND
         13.4   UNIFORM ADMINISTRATION
         13.5   HEIRS AND SUCCESSORS
         13.6   NO LIABILITY FOR ACCELERATION OF PAYMENTS

                           DEFERRED COMPENSATION PLAN

                              FOR THE DIRECTORS OF
                            PHELPS DODGE CORPORATION



                                    ARTICLE I
                                    ---------

                                    PREAMBLE
                                    --------

           Phelps Dodge Corporation (the "Company"), a corporation organized and existing under the laws of the State of New York, previously adopted the Deferred Compensation Plan for the Directors of Phelps Dodge Corporation (the
"Plan"). The Plan was most recently amended and restated in its entirety effective December 4, 1996. The Company has now decided to amend and restate the Plan in its entirety effective September 30, 1997 (the "Effective Date").

           The purpose of this Plan is to provide non-employee directors of the Company with the opportunity to defer a portion of their annual retainer fees and/or meeting fees. This Plan is not intended to "qualify" for favorable tax treatment pursuant to Section 401(a) of the Internal Revenue Code of 1986 (the "Code") or any successor section or statute.

                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------

2.1        DEFINITIONS.
           ------------

           When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not begin a sentence, the word or phrase shall generally be a term defined in this Section 2.1 or in the Preamble. The following words and phrases used in the Plan with the initial letter capitalized shall have the meanings set forth in this Section 2.1, unless a clearly different meaning is required by the context in which the word or phrase is used:

           (a)  "Account"  or  "Accounts"   means  the  accounts  which  may  be
maintained by the Plan Administrator to reflect the interest of a Participant under the Plan.

           (b) "Beneficiary" means the person or trust that a Participant, in his most recent written designation filed with the Plan Administrator, shall have designated to receive his Accounts under the Plan in the event of his death.

           (c) "Board" means the Board of Directors of the Company.

           (d) "Company Stock Fund" means the Investment Fund established by the Plan Administrator pursuant to Section 6.3(e) that will be invested in Company securities.

           (e) "Deferral Contributions" means the Deferral Contributions made by a Participant pursuant to Section 4.1.

           (f) "Deferral Contributions Account" means the Account maintained to record the Deferral Contributions made by a Participant pursuant to Section 4.1. The Deferral Contributions Account shall be divided into as many subaccounts as the Plan Administrator deems necessary.

           (g) "Director" shall mean each member of the Board who is neither an officer nor an Employee of the Company.

           (h) "Employee" means any individual classified by the Company as a common law employee of the Company. For this purpose, the classification that is relevant is the classification in which such individual is placed by the Company for purposes of this Plan and the classification of such individual for any other purpose (e.g., employment tax or withholding purposes) shall be irrelevant. If an individual is characterized as a common law employee of the Company by a governmental agency or court but not by the Company, such individual shall be treated as an employee who has not been designated for participation in this Plan.

           (i) "Fees" means the sum of a Participant's annual retainer fees and meeting fees payable to the Participant as a Director.

           (j) "Investment Fund" means the investment fund or funds established by the Plan Administrator pursuant to Section 6.3.

           (k) "Participant" means any Director who elects to participate in the Plan.

           (l) "Participation Agreement" means the agreement entered into by the Company and a Participant as set forth in Section 3.2.

           (m) "Plan Administrator" means the committee designated by the Company to carry out its responsibilities under the Plan as set forth in Section 9.3.

           (n) "Plan Year" means the 12 month period beginning on each January 1 and ending on the next following December 31.

           (o) "Termination Date" means the date as of which a Participant ceases to be a Director.

           (p) "Trust Agreement" means any trust agreement established pursuant to the Plan between the Company and the Trustee or any trust agreement hereafter established, the provisions of which are incorporated herein by reference.

           (q) "Trustee" means the Trustee under the Trust Agreement.

           (r) "Trust Fund" means all assets of whatsoever kind or nature held from time to time by the Trustee pursuant to the Trust Agreement, without distinction as to income and principal and without regard to source, (i.e., Participant contributions, earnings or forfeitures).

           (s) "Valuation Date" means the last business day of each calendar quarter and such other dates as the Plan Administrator may designate.

2.2        CONSTRUCTION.
           -------------

           The masculine gender, where appearing in the Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of this Plan. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect. All of the provisions of this Plan shall be construed and enforced in accordance with the laws of the State of Arizona.

                                   ARTICLE III
                                   -----------

                                   ELIGIBILITY
                                   -----------

3.1        SELECTION OF PARTICIPANTS.
           --------------------------

           (a) GENERAL. Each Director, as defined in Section 2.1(g), is eligible to participate in the Plan.

           (b)  NO  WAITING  PERIODS.   A  Participant  need  not  complete  any
particular period of service in order to be eligible to make Deferral Contributions.

3.2        PARTICIPATION AGREEMENT.
           ------------------------

           Each Participant shall enter into a Participation Agreement in such form and at such time as the Plan Administrator shall require. The Participation Agreement shall set forth the Participant's Deferral Contributions and indicate the manner in which distributions are to be made from the Participant's Accounts and when distributions are to commence. If the Participant elects to make Deferral Contributions, the Participation Agreement also shall authorize the reduction of the Participant's Fees in an amount equal to his Deferral Contributions. The Participation Agreement also may set forth such other information as the Plan Administrator shall require. The Participation Agreement must be executed and delivered to the Plan Administrator on or before December 31st of the year preceding the Plan Year for which the election is made. Any person who becomes a Director during a Plan Year may, not later than the 30th day after his or her term begins, enter into a Participation Agreement and defer payment of all or a part of his or her Fees payable for the portion of such Plan Year following such election.

3.3        REVISED PARTICIPATION AGREEMENTS.
           ---------------------------------

           A Participant may file a new Participation Agreement in order to change an election made in a previously filed Participation Agreement. If the Participant changes the amount or rate of his Deferral Contributions, the new amount or rate of Deferral Contributions will become effective as of the end of the Plan Year in which such new Participation Agreement is filed and only with respect to Fees payable for services as a Director thereafter. If the new Participation Agreement changes the method and/or timing of the commencement of distributions, the new election will only be honored if at least one (1) full calendar year elapses between (a) the date as of which such new Participation Agreement is filed and (b) both (1) the date as of which a distribution would otherwise have commenced and (2) the date as of which such distribution will commence under such election. Notwithstanding the foregoing, such timing restrictions shall not apply to a Participant's election to receive cash or Company securities with respect to the portion of his Accounts invested in the Company Stock Fund.

                                   ARTICLE IV
                                   ----------

                                  CONTRIBUTIONS
                                  -------------

4.1        PARTICIPANT CONTRIBUTIONS.
           --------------------------

           (a) GENERAL RULE. For any Plan Year, a Participant may elect to defer a portion of the Fees otherwise payable to him. Any such deferrals shall be expressed in whole percentages or as a specific dollar amount, as specified in the Participant's Participation Agreement. Amounts deferred by the Participant shall be contributed by the Company directly to the Trust, if one is established. If a Trust is not established, such deferrals shall remain part of the Company's general assets, but shall be accounted for separately.

           (b)  LIMITATIONS  ON  DEFERRALS.  The Plan  Administrator  may impose
limitations  on  the  amount  of  a  Participant's   Deferral  Contributions  in
accordance with such uniform rules as it may adopt from time to time.

           (c) CHANGE IN CONTRIBUTIONS. A Participant may change the amount or percentage of Deferral Contributions as of the first day of any Plan Year by filing a new Participation Agreement or any other form permitted by the Plan Administrator. The change shall become effective as provided in Section 3.3.

           (d) SUSPENSION OF DEFERRAL CONTRIBUTIONS. A Participant may suspend the Deferral Contributions being made from his Fees as of the first day of any Plan Year by filing a new Participation Agreement on or before the last day of the preceding Plan Year. If a Participant suspends his Deferral Contributions, he or she shall be permitted to execute a new Participation Agreement and to begin making Deferral Contributions. The Deferral Contributions made pursuant to such new Participation Agreement may then commence in accordance with the provisions of Section 3.3.

           (f) EFFECT OF TERMINATION DATE. A Participant's Deferral Contributions shall be discontinued upon his Termination Date. If a Participant's Termination Date has occurred, no Deferral Contributions will be withheld from the Participant's final Fees that are payable following the Participant's Termination Date. If the Participant later becomes a Director, he may reenter the Plan in accordance with the provisions of Section 3.2 that are applicable to new Participants.

                                    ARTICLE V
                                    ---------

                            ACCELERATION OF BENEFITS
                            ------------------------

5.1        ACCELERATION OF BENEFITS.
           -------------------------

           (a) GENERAL. A Participant may elect to receive an accelerated withdrawal from his Deferral Contributions Account by filing an election with the Plan Administrator on such forms as may be prescribed from time to time by the Plan Administrator. If a Participant makes such an election, except as otherwise provided below, the Participant shall receive a single lump sum payment equal to 90% of the Participant's Deferral Contributions Account balance. For purposes of determining the amount to be distributed, the Participant's Deferral Contributions Account shall be valued as of the Valuation Date immediately preceding the date of the withdrawal. The accelerated withdrawal shall be paid as soon as reasonably possible following the filing of the election by the Participant.

           (b) FORFEITURE. The Participant shall forfeit the remaining 10% of his Deferral Contributions Account as of the day on which the accelerated withdrawal is distributed to the Participant. If a Participant's Deferral Contribution Account is paid from a Trust, the amount forfeited pursuant to this Section shall be used by the Company to reduce the administrative expenses of the Trust.

           (c) SUSPENSION OF PARTICIPATION. If a Participant elects to receive an accelerated withdrawal, the Participant's right to make Deferral Contributions shall be suspended for 12 months from the date the accelerated withdrawal is paid to the Participant. Upon expiration of the 12 month suspension period, the Participant shall be permitted to execute a new Participation Agreement and to begin making Deferral Contributions. The Deferral Contributions made pursuant to such new Participation Agreement may then commence in accordance with the provisions of Section 3.3.


                                   ARTICLE VI
                                   ----------

                     CREDITING OF CONTRIBUTIONS AND EARNINGS
                     ---------------------------------------

6.1        TRANSFER TO TRUSTEE; ALLOCATION OF CONTRIBUTIONS.
           -------------------------------------------------

           If a Trust is established, all Deferral Contributions shall be transmitted to the Trustee by the Company as soon as reasonably practicable. If a Trust is not established, all Deferral Contributions shall be held as part of the Company's general assets, but accounted for separately. Whether or not a Trust is established, the Deferral Contributions shall be credited to the Deferral Contributions Account maintained for that Participant. The Plan Administrator may maintain subaccounts as it deems necessary or desirable. All payments from an Account between Valuation Dates shall be charged against the Account as of the preceding Valuation Date. The Accounts are bookkeeping accounts only and the Plan Administrator is not in any way obligated to segregate assets for the benefit of any Participant.

6.2        INVESTMENT EARNINGS OR LOSSES.
           ------------------------------

           As of each Valuation Date, the Plan Administrator will calculate the positive or negative rate of return for each of the Investment Funds in accordance with Section 6.3(c), other than the Company Stock Fund, which is valued in accordance with Section 6.4. The Plan Administrator then will determine the portion of the "adjusted balance" of each of the Participant's Accounts that is invested in each of the Investment Funds and will multiply that amount by the appropriate rate of return to arrive at the positive or negative earnings adjustment for that Account and that Investment Fund. The earnings adjustments so calculated shall then be allocated to the Participant's Accounts. For this purpose, the "adjusted balance" of an Account will be the balance of the Account as of the preceding Valuation Date less all withdrawals, distributions and other amounts chargeable against the Account pursuant to any other provisions of this Plan since the prior Valuation Date. The earnings adjustments allocated to any Account shall be allocated among the subaccounts of that Account in the same manner.

6.3        INVESTMENT DIRECTION.
           ---------------------

           (a) INVESTMENT FUNDS. The Plan Administrator shall designate one or more Investment Funds in which each Participant shall direct the investment of amounts credited to his Accounts. Unless the Plan Administrator designates otherwise, the Investment Funds available under this Plan shall include each of the investment funds established by the plan administrator of the Phelps Dodge Corporation Executive Supplemental Savings Plan and such other Investment Funds, if any, designated by the Plan Administrator. The Investment Funds may be changed from time to time by the Plan Administrator.

           (b) PARTICIPANT DIRECTIONS.

                      (1) GENERAL. Upon becoming a Participant in the Plan, each Participant may direct that all of the amounts attributable to his Accounts be invested in a single investment fund or may direct fractional (percentage) increments of his Accounts to be invested in such fund or funds as he shall desire, on such forms and in accordance with such procedures, if any, as may be established by the Plan Administrator. As of each Valuation Date, a Participant may change his designations with respect to future contributions and direct transfers among Investment Funds by filing an election with the Plan Administrator, on a form prescribed by the Plan Administrator, or in accordance with any other procedure designated by the Plan Administrator. The designation will continue until changed by the timely submission of a new form.

                      (2) DEFAULT SELECTION. In the absence of any designation, a Participant will be deemed to have directed the investment of his Accounts in such Investment Funds as the Plan Administrator, in its sole and absolute discretion, shall determine, or if a Trust is established, as the Trustee, in its sole and absolute discretion, shall determine. Prior to the Effective Date, the Plan only permitted Participants to invest in two Investment Funds known as the "interest account" and the "stock account". Amounts invested in the stock account or the interest account as of the Effective Date will continue to be invested in those accounts (or the Investment Funds that are the successors to such accounts in the Plan Administrator's discretion) until a Participant directs the Plan Administrator otherwise.

                      (3) IMPACT OF ELECTION. The Participant's selection of Investment Funds shall serve only as a measurement of the value of the Accounts of a Participant pursuant to Section 6.2 and Section 6.3(c), and neither the Plan Administrator nor the Trustee, if a Trust is established, is required to invest a Participant's Accounts in accordance with the Participant's selections.

           (c) RATE OF RETURN. As soon as possible after each Valuation Date, the Plan Administrator shall determine the rate of return, positive or negative, experienced on each of the Investment Funds, other than the Company Stock Fund, which is valued in accordance with Section 6.4. The rate of return determined by the Plan Administrator in good faith and in its discretion pursuant to this Section shall be binding and conclusive on the Participant, the Participant's Beneficiary and all parties claiming through them. The Plan Administrator may delegate the responsibility for calculating the rate of return and the calculation and allocation of the investment earnings adjustments to the Accounts to a third party.

           (d) CHARGES. In the exercise of its discretion, the Plan Administrator may charge one or more of the Participant's Accounts for the reasonable expenses of carrying out investment instructions directly related to the Accounts, as the Plan Administrator deems appropriate.

6.4        COMPANY STOCK FUND.
           -------------------

           (a) ESTABLISHMENT OF COMPANY STOCK FUND. The Plan Administrator shall direct that one or more of the Investment Funds consist, primarily or exclusively, of Company securities. A Participant's ability to direct investments into or out of such Fund shall be subject to such procedures as the Plan Administrator may prescribe from time to time to assure compliance with Rule 16b-3 of the Securities and Exchange Act of 1934, as amended, and other applicable requirements. Such procedures also may limit or restrict a Participant's ability to make (or modify previously made) elections pursuant to Sections 3.2 or 3.3.

           (b) UNITS AND "MARKET VALUE PER SHARE". The Deferral Contributions allocated to the Company Stock Fund pursuant to Section 6.3 shall be deemed to be invested in a number of notional common shares of the Company (the "Units") equal to the quotient of (i) the dollar amount of such Deferral Contributions divided by (ii) the Market Value Per Share (as defined below) on the date the Deferral Contributions then being allocated to the Company Stock Fund would otherwise have been paid to the Participant. In the case of a transfer of any amount from another Investment Fund to the Company Stock Fund, the amount being transferred shall be deemed to be invested in a number of Units equal to the quotient of (i) the dollar amount of such transfer divided by (ii) the Market Value Per Share on the effective date of such transfer. Fractional Units shall be credited, but shall be rounded to the nearest hundredth percentile, with amounts equal to or greater than .005 rounded up and amounts less than .005 rounded down. The "Market Value Per Share" on any date shall mean the average of the high and low prices per share for a common share of the Company as reported on the Consolidated Tape of the New York Stock Exchange on such date. If such date is not a business day or if no sale occurs on such date, Market Value Per Share shall be determined, in the manner described above, as of the first preceding business day on which a sale occurs. Whenever a dividend other than a dividend payable in the form of the Company's common shares is declared with respect to the Company's common shares, the number of Units in the Participant's Company Stock Fund Account shall be increased by the number of Units determined by dividing (i) the product of (A) the number of Units in the Participant's Company Stock Fund Account on the related dividend record date and (B) the amount of any cash dividend declared by the Company on a common share (or, in the case of any dividend distributable in property other than common shares, the per share value of such dividend as determined by the Company for purposes of income tax reporting) by (ii) the Market Value Per Share on the related dividend payment date. In the case of any dividend declared on the Company's common shares which is payable in common shares, the Participant's Company Stock Fund Account shall be increased by the number of Units equal to the product of (i) the number of Units credited to the Participant's Stock Account on the related dividend record date and (ii) the number of shares of common shares (including any fraction thereof) distributable as a dividend on a common share. In the event of any change in the number or kind of outstanding common shares by reason of any recapitalization, reorganization, merger, consolidation, stock split or any similar change affecting the common shares, other than a stock dividend as provided above, the Board shall make an appropriate adjustment in the number of Units credited to the Participant's Company Stock Fund Account.

           (c) VALUATION OF UNITS ON TRANSFER OR DISTRIBUTION. Any transfer or cash distribution from the Participant's Company Stock Fund Account, whether to another Investment Fund or to the Participant or his or her Beneficiary and whether part of a lump sum distribution or an installment payment, shall be determined by multiplying the number of Units then subject to distribution by the Market Value Per Share on the date prior to the date as of which distribution is to be made. In the event of a distribution from the Participant's Company Stock Fund Account to be paid in common shares, the number of common shares payable shall be equal to the number of whole Units subject to such distribution. Any fractional Units will be settled in cash based on the Market Value Per Share on the date prior to the date as of which distribution is to be made.

           (d) INSTALLMENT PAYMENTS. If a Participant elects to be paid in substantially equal annual, quarterly or monthly installments pursuant to
Section 8.2, the number of Units subject to such distribution shall be equal to the product of (i) the number of Units in the Company Stock Fund Account on the date of such distribution and (ii) a fraction, the numerator of which is one (1) and the denominator of which is the total number of installments remaining to be paid at that time.

                                   ARTICLE VII
                                   -----------

                                     VESTING
                                     -------

7.1        VESTING.
           --------

           A Participant shall have a fully vested, nonforfeitable interest in his Accounts at all times.

                                  ARTICLE VIII
                                  ------------

                              PAYMENT OF BENEFITS
                              -------------------

8.1        TIME OF PAYMENT.
           ----------------

           Distributions will be made to a Participant at the time elected by the Participant in the Participation Agreement. As provided in Section 3.2 and
Section 3.3, a Participant may elect in his initial or any revised Participation Agreement to defer the receipt of distributions until the first business day of any Plan Year following the Plan Year in which Fees are deferred but not later than the Plan Year in which occurs the Participant's seventy-fifth (75th) birthday. If such an election has been made (and, if the election was made in a revised Participation Agreement, the Participation Agreement has been in effect for the requisite period of time provided in Section 3.3), distributions to the Participant (or the Participant's Beneficiary in the case of death) shall be postponed to the extent necessary to honor such election. If the Participant fails to specify the date as of which a distribution is to commence, such distribution shall commence on the first business day of the Plan Year immediately following the Plan Year in which the Participant's Termination Date occurs.

8.2        METHOD OF PAYMENT.
           ------------------

           Any payments from a Participant's Accounts shall be made either in a lump sum in cash or in cash payments in substantially equal annual, quarterly, or monthly installments over a period certain not exceeding 10 years, such method of payment to be elected by the Participant in his initial Participation Agreement or in any revised Participation Agreement that has been in effect for the requisite period of time specified in Section 3.3. Notwithstanding the foregoing, to the extent a Participant's Accounts are invested in the Company Stock Fund at the time payment is to be made, payments from a Participant's Accounts may be made in whole shares of Company securities if the Participant so elects in his initial Participation Agreement or in any revised Participation Agreement. Any distribution from the Company Stock Fund Account shall be made in accordance with Sections 6.4(c) and (d). If installment payments are made, the provisions of Sections 6.2 and 6.3 shall continue to apply to the unpaid balance. Unless a Participant has affirmatively elected to receive payments in installments over a period of 10 years or less and to receive payment of the portion of his Accounts invested in the Company Stock Fund in whole shares of Company securities, the Participant's Accounts shall be distributed in one cash lump sum. If a Participant is married at the time a Participation Agreement, or a revised Participation Agreement, is filed, an election to receive payments in other than a lump sum shall be ineffective unless the Participant's spouse consents to such election on a form prescribed by or acceptable to the Plan Administrator for that purpose.

8.3        BENEFICIARY DESIGNATIONS.
           -------------------------

           In the event of the death of the Participant, the Participant's interest in his Accounts shall be paid to the Participant's Beneficiary. Each Participant shall have the right to designate, on forms supplied by and delivered to the Plan Administrator, a Beneficiary or Beneficiaries to receive his benefits hereunder in the event of the Participant's death. If the Participant is married at the time the Beneficiary Designation is filed, the designation will be ineffective unless the designation names the spouse as the Beneficiary of at least 50% of the Participant's Accounts or the Participant's spouse consents to the designation. Subject to the spousal consent requirements noted in the preceding sentence, each Participant may change his Beneficiary designation from time to time in the manner described above. Upon receipt of such designation by the Plan Administrator, such designation or change of designation shall become effective as of the date of the notice, whether or not the Participant is living at the time the notice is received. There shall be no liability on the part of the Company, the Plan Administrator or the Trustee, if any, with respect to any payment authorized by the Plan Administrator in accordance with the most recent valid Beneficiary designation of the Participant in its possession before receipt of a more recent and valid Beneficiary designation. If no designated Beneficiary is living when benefits become payable, or if there is no designated Beneficiary, the Beneficiary shall be the Participant's spouse; or if no spouse is then living, such Participant's issue, including any legally adopted child or children, in equal shares by right of representation; or if no such designated Beneficiary and no such spouse or issue is living upon the death of a Participant, or if all such persons die prior to the full distribution of such Participant's benefits, then the Beneficiary shall be the estate of the Participant.

                                   ARTICLE IX
                                   ----------

                           ADMINISTRATION OF THE PLAN
                           --------------------------

9.1        ADOPTION OF TRUST.
           ------------------

           The Company may, in its discretion, enter into a Trust Agreement with the Trustee, which Trust Agreement shall form a part of this Plan and is hereby incorporated herein by reference.

9.2        POWERS OF THE PLAN ADMINISTRATOR.
           ---------------------------------

           (a) GENERAL POWERS OF PLAN ADMINISTRATOR. The Plan Administrator shall have the power and discretion to perform the administrative duties described in this Plan or required for proper administration of the Plan and shall have all powers necessary to enable it to properly carry out such duties. Without limiting the generality of the foregoing, the Plan Administrator shall have the power and discretion to construe and interpret this Plan, to hear and resolve claims relating to the Plan and to decide all questions and disputes arising under the Plan. The Plan Administrator shall determine, in its discretion, the status and rights of a Participant and the identity of the Beneficiary or Beneficiaries entitled to receive any benefits payable on account of the death of a Participant.

           (b) DISTRIBUTIONS. If a Trust is established, all benefit disbursements by the Trustee shall be made upon the instructions of the Plan Administrator. If a Trust is not established, the Company shall make all benefit disbursements from its general assets upon the instruction of the Plan Administrator.

           (c) DECISIONS CONCLUSIVE. The decisions of the Plan Administrator upon all matters within the scope of its authority shall be binding and conclusive upon all persons.

           (d) REPORTING. The Plan Administrator shall file all reports and forms lawfully required to be filed by the Plan Administrator and shall distribute any forms, reports or statements to be distributed to Participants and others.

           (e) INVESTMENTS. If a Trust is established, the Plan Administrator shall keep itself advised with respect to the investment of the Trust Fund and periodically shall report to the Company regarding the investment and reinvestment of the Trust Fund.

9.3        CREATION OF COMMITTEE.
           ----------------------

           A committee shall perform the Company's duties as Plan Administrator. The committee shall consist of at least two members, and they shall hold office during the pleasure of the Board. Unless and until the Company appoints other individuals to serve on this committee, the committee members shall be the members of the Company's Benefits Administration Committee as they may change from time to time. The committee members shall serve without compensation but shall be reimbursed for all expenses by the Company. The committee shall conduct itself in accordance with the provisions of this Article IX. The members of the committee may resign with 30 days notice in writing to the Company and may be removed immediately at any time by written notice from the Company.

9.4        CHAIRMAN AND SECRETARY.
           -----------------------

           The committee shall elect a chairman from among its members and shall select a secretary who is not required to be a member of the committee and who may be authorized to execute any document or documents on behalf of the committee. The secretary of the committee or his designee shall record all acts and determinations of the committee and shall preserve and retain custody of all such records, together with such other documents as may be necessary for the administration of this Plan or as may be required by law.

9.5        APPOINTMENT OF AGENTS.
           ----------------------

           The committee may appoint such other agents, who need not be members of the committee, as it may deem necessary for the effective performance of its duties, whether ministerial or discretionary, as the committee may deem expedient or appropriate. The compensation of any agents who are not employees of the Company shall be fixed by the committee within any limitations set by the Board.

9.6        MAJORITY VOTE AND EXECUTION OF INSTRUMENTS.
           -------------------------------------------

           In all matters, questions and decisions, the action of the committee shall be determined by a majority vote of its members. They may meet informally or take any ordinary action without the necessity of meeting as a group. All instruments executed by the committee shall be executed by a majority of its members or by any member of the committee designated to act on its behalf.

9.7        ALLOCATION OF RESPONSIBILITIES.
           -------------------------------

           The committee may allocate responsibilities among its members or designate other persons to act on its behalf. Any allocation or designation, however, must be set forth in writing and must be retained in the permanent records of the committee.

9.8        CONFLICT OF INTEREST.
           ---------------------

           No member of the committee who is a Participant shall take any part in any action in connection with his participation as an individual. Such action shall be voted or decided by the remaining members of the committee.

9.9        ACTION TAKEN BY COMPANY.
           ------------------------

           Any action to be taken by the Company shall be taken by resolution adopted by the Board; provided, however, that by resolution the Board may delegate to any committee of the Board, any committee of officers or other employees, or any officer of the Company the authority to take any actions hereunder.

9.10       DELEGATIONS OF AUTHORITY.
           -------------------------

           All  delegations  of  responsibility   set  forth  in  this  document
regarding the determination of benefits and the interpretation of the terms of the Plan confer discretionary authority upon the Plan Administrator.

9.11       INDEMNIFICATION.
           ----------------

           To the extent permitted by law, the Company shall and does hereby jointly and severally indemnify and agree to hold harmless its employees, officers and directors who serve in fiduciary or other capacities with respect to the Plan from all loss, damage, or liability, joint or several, including payment of expenses in connection with defense against any such claim, for their acts, omissions and conduct, and for the acts, omissions or conduct of their duly appointed agents, which acts, omissions or conduct constitute or are alleged to constitute a breach of such individual's fiduciary or other responsibilities under the Act or any other law, except for those acts, omissions, or conduct resulting from his own willful misconduct, willful failure to act, or gross negligence; provided, however, that if any party would otherwise be entitled to indemnification hereunder in respect of any liability and such party shall be insured against loss as a result of such liability by any insurance contract or contracts, such party shall be entitled to indemnification hereunder only to the extent by which the amount of such liability shall exceed the amount thereof payable under such insurance contract or contracts.

                                    ARTICLE X
                                    ---------

                             CLAIMS REVIEW PROCEDURE
                             -----------------------

10.1       CLAIMS.
           -------

           (a)  FILING  OF CLAIM.  A  Participant  or  Beneficiary  entitled  to benefits need not file a written claim to receive benefits. If a Participant, Beneficiary or any other person is dissatisfied with the determination of his benefits, eligibility, participation or any other right or interest under this Plan, such person may file a written statement setting forth the basis of the claim with the Plan Administrator in a manner prescribed by the Plan Administrator. In connection with the determination of a claim, or in connection with review of a denied claim, the claimant may examine this Plan and any other pertinent documents generally available to Participants relating to the claim and may submit comments in writing.

           (b) NOTICE OF DECISION. A written notice of the disposition of any such claim shall be furnished to the claimant within 30 days after the claim is filed with the Plan Administrator, provided that the Plan Administrator may have an additional period to decide the claim if it advises the claimant in writing of the need for an extension and the date on which it expects to decide the claim. The notice of disposition of a claim shall refer, if appropriate, to pertinent provisions of this Plan, shall set forth in writing the reasons for denial of the claim if the claim is denied (including references to any pertinent provisions of this Plan), and where appropriate shall explain how the claimant can perfect the claim.

10.2       APPEALS.
           --------

           (a) REVIEW. If the claim is denied, in whole or in part, the claimant shall also be notified in writing that a review procedure is available. Thereafter, within 90 days after receiving the written notice of the Plan Administrator's disposition of the claim, the claimant may request in writing, and shall be entitled to, a review meeting with the Plan Administrator to present reasons why the claim should be allowed. The claimant shall be entitled to be represented by counsel at the review meeting. The claimant also may submit a written statement of his claim and the reasons for granting the claim. Such statement may be submitted in addition to, or in lieu of, the review meeting with the Plan Administrator. The Plan Administrator shall have the right to request of and receive from a claimant such additional information, documents or other evidence as the Plan Administrator may reasonably require. If the claimant does not request a review meeting within 90 days after receiving written notice of the Plan Administrator's disposition of the claim, the claimant shall be deemed to have accepted the Plan Administrator's written disposition, unless the claimant shall have been physically or mentally incapacitated so as to be unable to request review within the 90 day period.

           (b) DECISION FOLLOWING REVIEW. A decision on review shall be rendered in writing by the Plan Administrator ordinarily not later than 60 days after review, and a written copy of such decision shall be delivered to the claimant. If special circumstances require an extension of the ordinary period, the Plan Administrator shall so notify the claimant. In any event, if a claim is not determined within 120 days after submission for review, it shall be deemed to be denied

           (c) DECISIONS FINAL; PROCEDURES MANDATORY. To the extent permitted by law, a decision on review by the Plan Administrator shall be binding and conclusive upon all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this Section shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan or by another person claiming rights through such a person. The Plan Administrator may, in its sole discretion, waive these procedures as a mandatory precondition to such an action.

                                   ARTICLE XI
                                   ----------

                  LIMITATION ON ASSIGNMENT; PAYMENTS TO LEGALLY
                  ---------------------------------------------
                      INCOMPETENT DISTRIBUTEE; CORRECTIONS
                      ------------------------------------

11.1       ANTI-ALIENATION CLAUSE.
           -----------------------

           No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent as may be required by law.

11.2       PERMITTED ARRANGEMENTS.
----       -----------------------

           Section 11.1 shall not preclude arrangements for the withholding of applicable taxes from benefit payments, arrangements for the recovery of benefit overpayments, or arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation).

11.3       PAYMENT TO MINOR OR INCOMPETENT.
           --------------------------------

           Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined by the Plan Administrator to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of the minor or incompetent, or to cause the same to be paid to the minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of the minor or incompetent if one has been appointed or to cause the same to be used for the benefit of the minor or incompetent.

11.4       UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.
           ----------------------------------------

           In the event that, through mistake or computational error, benefits are underpaid or overpaid, there shall be no liability for any more than the correct amount of benefits under the Plan. Overpayments may be deducted from future payments under the Plan, and underpayment may be added to future payments under the Plan. In lieu of receiving reduced benefits under the Plan, a Participant or Beneficiary may elect to make a lump sum repayment of any overpayment.

                                   ARTICLE XII
                                   -----------

                        AMENDMENT, MERGER AND TERMINATION
                        ---------------------------------

12.1       AMENDMENT.
           ----------

           The Company shall have the right at any time, by an instrument in writing duly executed, acknowledged and delivered to the Plan Administrator, to modify, alter or amend this Plan, in whole or in part, prospectively or retroactively; provided, however, that the duties and liabilities of the Plan Administrator and any Trustee hereunder shall not be substantially increased without their written consent; and provided further that the amendment shall not reduce any Participant's interest in the Plan, calculated as of the date on which the amendment is adopted.

12.2       MERGER OR CONSOLIDATION OF COMPANY.
           -----------------------------------

           The Plan shall not be automatically terminated by the Company's acquisition by or merger into any other employer, but the Plan shall be continued after such acquisition or merger if the successor employer elects and agrees to continue the Plan. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor employer, effective as of the date of the merger.

12.3       TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS.
           -------------------------------------------------------

           It is the expectation of the Company that this Plan and the payment of contributions hereunder will be continued indefinitely. However, continuance of the Plan is not assumed as a contractual obligation of the Company, and the right is reserved at any time to terminate this Plan or to reduce, temporarily suspend or discontinue contributions hereunder. If the Plan is terminated or contributions are reduced, temporarily suspended, or discontinued, the Accounts of the affected Participants will continue to be held pursuant to the Plan until the date or dates on which such Accounts would have become distributable had the Plan not been terminated or had contributions not been reduced, temporarily suspended, or discontinued. In the exercise of its discretion, however, the Plan Administrator may direct that the Accounts of any Participant affected by the termination of the Plan, or the reduction, temporary suspension, or discontinuance of contributions, be distributed as of an earlier date or dates.

                                  ARTICLE XIII
                                  ------------

                               GENERAL PROVISIONS
                               ------------------

13.1       LIMITATION ON PARTICIPANTS' RIGHTS.
           -----------------------------------

           Participation in the Plan shall not give any Participant the right to be retained as a Director or any right or interest in any Trust Fund or in the general assets of the Company other than as herein provided. The Company reserves the right to dismiss any Participant without any liability for any claim either against the Trust Fund, except to the extent herein provided, or against the Company.

13.2       STATUS OF PARTICIPANTS AS UNSECURED CREDITORS.
           ----------------------------------------------

           Each Participant is an unsecured creditor of the Company and, except for the Deferral Contributions placed in any Trust Fund as provided in this Plan, no assets of the Company will be segregated from the general assets of the Company for the payment of benefits under this Plan. If the Company acquires any insurance policies or other investments to assist it in meeting its obligations to Participants, those policies or other investments will nonetheless remain part of the general assets of the Company.

13.3       STATUS OF TRUST FUND.
           ---------------------

           A Trust Fund may be established to assist the Company in meeting its obligations to the Participants and to provide the Participants with a measure of protection in certain limited instances. In certain circumstances, the assets of any Trust Fund may be used for the benefit of the Company's creditors and, as a result, any such Trust Fund is considered to be part of the Company's general assets. Benefit payments due under this Plan shall either be paid from the Trust Fund, if any, or from the Company's general assets as directed by the Plan Administrator. Despite the establishment of any Trust Fund, it is intended that the Plan be considered to be "unfunded" for purposes of the Act and the Code.

13.4       UNIFORM ADMINISTRATION.
           -----------------------

           Whenever in the administration of the Plan any action is required by the Plan Administrator, such action shall be uniform in nature as applied to all persons similarly situated.

13.5       HEIRS AND SUCCESSORS.
           ---------------------

           All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder, and their heirs and legal representatives.

13.6       NO LIABILITY FOR ACCELERATION OF PAYMENTS.
           ------------------------------------------

           Under the Plan, Participants are allowed, to a certain extent, to designate the dates on which distributions are to be made to them. The Plan Administrator, however, also has the right, in the exercise of its discretion, to accelerate payments. By accepting the benefits offered by the Plan, each Participant (and each Beneficiary claiming through a Participant) acknowledges that the Plan Administrator may override the Participant's elections and agrees that neither the Participant nor any Beneficiary shall have any claim against the Plan Administrator, the Trustee, if any, or the Company if distributions are made earlier than anticipated by the Participant due to the Plan Administrator's exercise of its discretion to accelerate payments.


           To signify its adoption of this Plan document, the Company has caused this Plan document to be executed by a duly authorized officer of the Company on this _____ day of _________, 1997.

                                        PHELPS DODGE CORPORATION


                                        By
                                          ---------------------------------
                                           Its
                                              --------------------------------